UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UTEC, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

UTEC, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS August 23, 2010

A Special Meeting of Stockholders of UTEC, Inc., a Nevada corporation (the “Company”), will be held at 8:00 a.m., local time, on Monday, August 23, 2010, at the offices of the Company, 7230 Indian Creek Lane, Ste. 201, Las Vegas, Nevada 89149 for the following purposes:

1.           To approve an amendment to our articles of incorporation to change our corporate name to “Tiger Oil and Energy, Inc.”

2.           To approve an amendment to our articles of incorporation to remove Article 11 of our articles of incorporation regarding the preemptive rights of our stockholders.

3.           To transact such other business as may properly come before the special meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on August 2, 2010 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

All stockholders are cordially invited to attend the meeting and vote in person.  To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card.  You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

/s/ Howard Bouch
Howard Bouch
Secretary

Las Vegas, Nevada
August 12, 2010

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

TABLE OF CONTENTS
Page

PROXY STATEMENT: VOTING AND OTHER MATTERS	1
PROPOSAL ONE: TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE OUR CORPORATE NAME TO “TIGER OIL AND ENERGY, INC.”	3
PROPOSAL TWO: TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO REMOVE ARTICLE 11 OF OUR ARTICLES OF INCORPORATION REGARDING THE PREEMPTIVE RIGHTS OF OUR STOCKHOLDERS	3
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS	5
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS	7
OTHER MATTERS	7
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION	7

EXHIBIT A: CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

UTEC, INC.
7230 Indian Creek Ln.  Ste. 201
Las Vegas, Nevada 89149

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of UTEC, Inc., a Nevada corporation (“we,” “our,” “us,” or the “Company”), by our Board of Directors for use at our Special Meeting of Stockholders to be held at 8:00 a.m. local time on Monday, August 23, 2010, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice.  The meeting will be held at our offices at 7230 Indian Creek Lane, Ste. 201, Las Vegas, Nevada 89149.

These proxy solicitation materials will be distributed on or about August 12, 2010 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

Stockholders of record at the close of business on August 2, 2010 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  On the record date, there were issued and outstanding 33,518,159 shares of our Common Stock, par value $0.001 per share and 42,013 shares of our Series A Preferred Stock, par value $0.001 per share.  Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held and 2,500 votes per share of Series A Preferred Stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting.  Assuming that a quorum is present, the affirmative vote of a majority of the voting power represented by the Common Stock and Preferred Stock, voting together as a single class, represented at the special meeting and entitled to vote on the subject matter is required to approve the amendments to our Articles of Incorporation, as amended (the “Articles”), to change our corporate name and to remove the provision regarding stockholder preemptive rights.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present.  The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present but not entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed.  If no specification is indicated, the shares will be voted (1) for approval of the amendment to our Articles to change our name, (2) for approval of the amendment to our Articles to remove the provision regarding stockholder preemptive rights, and (3) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.  The written notice of revocation or duly executed proxy bearing a later date should be addressed to Secretary, UTEC, Inc., 7230 Indian Creek Lane, Ste. 201, Las Vegas, Nevada 89149.

Solicitation

This proxy is solicited on behalf of our Board of Directors.  We will pay for this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners.  Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our Annual Report on Form 10-K in the fiscal year ended December 31, 2009, which was made available to stockholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at www.sec.gov, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

We will provide, without charge, a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits.  Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

PROPOSAL ONE

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE OUR CORPORATE NAME TO “TIGER OIL AND ENERGY, INC.”

On July 30, 2010, our Board of Directors approved a proposal to amend our Articles to change our name to “Tiger Oil and Energy, Inc.”  If approved by the stockholders, the proposed amendment will become effective upon the filing of the Certificate of Amendment to Articles of Incorporation with the Secretary of State of Nevada, which will occur as soon as reasonably practicable.

Our Board of Directors believes that it is in our best interests to change the name of our Company to reflect the shift in our business focus to the exploration, development and production of oil and gas in the United States.  In addition, our Board of Directors desires to complete the name change in order to facilitate a proposed exchange transaction between our Company, Jett Rink Oil, LLC, a Kansas limited liability company (“Jett Rink”) and Bill Herndon, Jett Rink’s sole member (the “Exchange”).  Pursuant to the proposed terms of the Exchange, all of Mr. Herndon’s right, title and interest in Jett Rink would be transferred to us in exchange for approximately 10,000,000 shares of our common stock and Jett Rink would become a wholly-owned subsidiary of our Company.  The consummation of the Exchange would be subject to the satisfaction of certain pre-closing conditions, including changing the name of the Company, the cancellation of all of the 4,650,000 outstanding options that have been granted to our key employees, consultants, officers and directors pursuant to our non-qualified stock option plan, and completion of audited financial statements of Jett Rink, among others.  For additional details regarding the Exchange, please review our Current Report on Form 8-K filed with the Securities Exchange Commission on August 3, 2010.

It is also contemplated that in connection with our change in business focus, we will need to raise capital in order to acquire certain oil and gas interests, explore and develop these interests and for general working capital purposes. There are no assurances that we will be successful in raising necessary capital or on terms satisfactory to us.  If we are not successful in raising capital, our business objectives will be materially adversely affected.

A copy of the proposed Certificate of Amendment to Articles of Incorporation, integrating the changes proposed by both this Proposal One and Proposal Two below, is attached to this Proxy Statement as Exhibit A.  The Board of Directors encourages stockholders to review Exhibit A in its entirety.

The Board of Directors unanimously recommends a vote “for” this Proposal One.

PROPOSAL TWO

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO REMOVE ARTICLE 11 OF OUR ARTICLES OF INCORPORATION REGARDING THE
PREEMPTIVE RIGHTS OF OUR STOCKHOLDERS

You should read this Proposal Two in conjunction with the description of the proposed Exchange described in Proposal One above.  On July 30, 2010, our Board of Directors approved a proposal to amend our Articles to eliminate Article 11 of such Articles, which provides certain preemptive rights to our stockholders.  If approved by the stockholders, the proposed amendment will become effective upon the filing of the Certificate of Amendment to Articles of Incorporation with the Secretary of State of Nevada, which will occur as soon as reasonably practicable.

Article 11 of our Articles currently provides:

“Except to the extent limited or denied by Nevada Revised Statutes 78.265 Shareholders have a preemptive right to acquire unissued shares, treasury shares or securities convertible into such shares, of this corporation.”

If the Articles are amended as proposed in this Proposal Two, the preemptive rights of the stockholders will be governed by Section 78.267 of the Nevada Revised Statutes, the text of which is set forth below:

“Preemptive rights of stockholders in corporations organized on or after October 1, 1991.
1.  The provisions of this section apply to corporations organized in this State on or after October 1, 1991.

2.  The stockholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide.
3.  A statement included in the articles of incorporation that “the corporation elects to have preemptive rights” or words of similar import have the following effects unless the articles of incorporation otherwise provide:
(a) The stockholders of the corporation have a preemptive right, granted on uniform terms and conditions prescribed by the board of directors to provide a fair and reasonable opportunity to exercise the right, to acquire proportional amounts of the corporation’s unissued shares upon the decision of the board of directors to issue them.
(b) A stockholder may waive a preemptive right. A waiver evidenced by a writing is irrevocable even though it is not supported by consideration.
(c) There is no preemptive right with respect to:
(1) Shares issued as compensation to directors, officers, agents or employees of the corporation, its subsidiaries or affiliates;
(2) Shares issued to satisfy rights of conversion or options created to provide compensation to directors, officers, agents or employees of the corporation, its subsidiaries or affiliates;
(3) Shares authorized in articles of incorporation which are issued within 6 months from the effective date of incorporation; or
(4) Shares sold otherwise than for money.
(d) Holders of shares of any class without general voting rights but with preferential rights to distributions or assets have no preemptive rights with respect to shares of any class.
(e) Holders of shares of any class with general voting rights but without preferential rights to distributions or assets have no preemptive rights with respect to shares of any class with preferential rights to distributions or assets unless the shares with preferential rights are convertible into or carry a right to subscribe for or acquire shares without preferential rights.
(f) Shares subject to preemptive rights that are not acquired by stockholders may be issued to any person for 1 year after being offered to stockholders at a consideration set by the board of directors that is not lower than the consideration set for the exercise of preemptive rights. An offer at a lower consideration or after the expiration of one year is subject to the stockholders’ preemptive rights.
4.  As used in this section, “shares” includes a security convertible into or carrying a right to subscribe for or acquire shares.”

Our Board of Directors believes that the removal of Article 11 of our Articles will provide us with greater flexibility in attracting investors and lenders and to facilitate capital-raising. As mentioned under Proposal One, with our new business focus, we will need to raise capital in order to execute our business objectives, and a preemptive right as set forth in Article 11 could potentially delay or prevent any such capital-raise

A copy of the proposed Certificate of Amendment to Articles of Incorporation, integrating the changes proposed by both this Proposal Two and Proposal One above, is attached to this Proxy Statement as Exhibit A.  The Board of Directors encourages stockholders to review Exhibit A in its entirety.

The Board of Directors unanimously recommends a vote “for” this Proposal Two.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

We have two classes of stock outstanding, our Common Stock and our Series A Preferred Stock.  The table below sets forth the number and percentage of shares of our Common Stock and Preferred Stock owned as of July 30, 2010, the record date, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and Directors, and (iii) our officers and Directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Preferred Stock	Kenneth Liebscher President, CEO and Director 7230 Indian Creek Lane Las Vegas, Nevada 89149	20,000	47.60%

Preferred Stock	Howard Bouch Secretary, CFO and Director Grove House, 13 Low Seaton Workington, Cumbria CA14 1PR, UK	0	0.00%
Preferred Stock	Fortunato Villamagna(2) 10805 Bernini Dr. Las Vegas, NV 89141	10,000	23.80%
Preferred Stock	David Taylor(3) 9950 Claymore Drive Dallas, TX 75243	10,000	23.80%

Preferred Stock	All Officers and Directors as a Group of Preferred Stock	40,000	95.21%

Common Stock	The Excalibur Group A.G. Inc 60 Market Sq. Box 364 Belize City, Belize	9,400,000	28.04%
Common Stock	Blackstone Management Services LLC 10805 Bernini Dr. Las Vegas, NV 89141	2,000,000	5.97%
Common Stock	Sundance Capital Group, Inc 625 Howe Street, Suite 600 Vancouver, BC V6C 2T6, Canada	2,700,000	8.06%
Common Stock	Celtic Lyons Ltd. PO Box 556 Main Street Charleston Nevis, West Indies	2,500,000	7.46%

Common Stock	Palm Harbour International, Inc. R141-757 W. Hastings, Ste. 528 Vancounver BC V6C 1A1, Canada	2,700,000	8.06%
Common Stock	Chancery Lane Investment Group Inc 60 Market Sq. Box 364 Belize City, Belize	2,700,000	8.06%
Common Stock	Steven Pickett 8325 Jeeves Circle Las Vegas, NV 89149	2,500,000	7.46%
Common Stock	Kenneth Liebscher President, CEO and Director 7230 Indian Creek Lane Las Vegas, Nevada 89149	0	0.00%
Common Stock	Howard Bouch Secretary, CFO and Director Secretary, CFO and Director Gove House, 13 Low Seaton Workington, Bumbria CA 14 1PR, UK	150,000	0.45%
Common Stock	Fortunato Villamagna(2) 10805 Bernini Dr. Las Vegas, NV 89141	0	0.00%

Common Stock	All Officers and Directors as a Group of Common Stock	150,000	0.45%

(1)	Based on 33,518,159 shares of our Common Stock and 42,013 shares of our Series A Preferred Stock outstanding as of July 30, 2010.

(2)	Mr. Villamagna resigned as CEO and director of the Company effective May 21, 2010.

(3)	Mr. Taylor resigned as director of the Company effective May 21, 2010.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented by stockholders at the special meeting of stockholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting.  Under rules prescribed by the SEC, stockholders must follow certain procedures to introduce an item of business a special meeting of stockholders.  In general, to be timely under these rules, notice of such business related to this special meeting of stockholders must comply with any requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials.  We anticipate mailing definitive proxy materials to stockholders on or about August 12, 2010.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC.  Certain of our SEC filings are available over the Internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated:  August 2, 2010

EXHIBIT A

Certificate of Amendment to Articles of Incorporation

ROSS MILLER	*090201*
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1. Name of corporation:

UTEC, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of this corporation is Tiger Oil and Energy, Inc.

Article 11 is deleted in its entirety.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)
X /s/Kenneth B. Liebscher - President/Director
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

1

VOTE BY MAIL
UTEC, Inc. 7230 Indian Creek Lane, Ste.201, Las Vegas, Nevada 89149	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Howard Bouch
UTEC, Inc.
7230 Indian Creek Lane, Ste 201,
Las Vegas, Nevada 89149
USA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UTEC, INC.

The Board of Directors recommends a vote “for” each proposal.
		For	Against	Abstain
1.	To amend our articles of incorporation to change our name.	☐	☐	☐
2.	To amend our articles of incorporation to remove the provision relating to stockholder preemptive rights.	☐	☐	☐
3.	And upon such other matters that may properly come before the special meeting or any adjournment or adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR EACH PROPOSAL SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

	For address changes and/or comments, please check this box and write them on the back where indicated.	☐

		Yes	No
	Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF STOCKHOLDERS OF
UTEC, INC.
August 23, 2010
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

This Proxy is Solicited on Behalf of the Board of Directors.

UTEC, INC.
SPECIAL MEETING OF STOCKHOLDERS

          The undersigned stockholder of UTEC, INC., a Nevada corporation, hereby acknowledges receipt of the notice of special meeting of stockholders and proxy statement, each dated August 12, 2010, and hereby appoints Kenneth B. Liebscher and Howard Bouch and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of UTEC, INC., to be held on Monday, August 23, 2010, at 8:00 a.m., local time, at 7230 Indian Creek Lane, Ste.201, Las Vegas, Nevada 89149, and at any postponement, adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)